[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Exhibit 10.2 AMENDMENT NO. 1 TO COLLABORATION AGREEMENT This Amendment No. 1 to Collaboration Agreement (the “Amendment”) effective as of the 7th day of November, 2022 (the “Amendment Effective Date”) entered into by and between Seagen Inc. (f/k/a Seattle Genetics, Inc.) having its principal place of business at 21823 30th Drive S.E., Bothell, WA 98021 USA (hereinafter referred to as “SGI”) and Takeda Manufacturing U.S.A., Inc. (successor by assignment from Millennium Pharmaceuticals, Inc.) having its principal place of business at 95 Hayden Avenue, Lexington, MA 02421 USA (hereinafter referred to as "Takeda"). In this Amendment SGI and Takeda may be individually referred to as “Party”, or collectively referred to as “Parties”. RECITALS WHEREAS, SGI and Takeda are parties to that certain Collaboration Agreement dated December 14, 2009 (the “Agreement”); and WHEREAS, the Parties wish to amend the terms and conditions of the Agreement as set forth herein. NOW THEREFORE, in consideration of the mutual covenants contained herein, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows: 1. General. Unless otherwise defined herein, any capitalized terms utilized in this Amendment shall have the meanings ascribed to them in the Agreement. 2. China. For purposes of this Amendment and the Agreement, “China” means solely the People’s Republic of China (PRC), and for clarity does not include Taiwan, Macao and Hong Kong. 3. Section 8.5 Royalties. As of the Amendment Effective Date, Section 8.5 of the Agreement is hereby amended to add a new subsection (h) as follows: “(h) Royalty Rates in China. During the Royalty Term, commencing upon [*], and subject to [*] of such royalty rates as provided for in subsection (IV) below, Takeda shall pay to SGI a royalty at the following royalty rates, on aggregate Net Sales of the Licensed Product in a Calendar Year by MPI, its Affiliates and its sublicensees in the country of China. Calendar Year Net Sales of Licensed Product in China (¥RMB) Royalty Rate for Net Sales [*] [*] (I) For the avoidance of doubt, the incremental royalty percentage rates set forth in this Section 8.5(h) shall [*]. The obligation to pay royalties shall be imposed [*].

Confidential Page 2 of 5 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. (II) Notwithstanding anything herein to the contrary, Net Sales of the Licensed Product in China shall be included in the aggregate Net Sales calculation for purpose of determining the applicable royalty rate tiers and applicable incremental royalty percentage rates in Section 8.5(a) for the remainder (i.e., excluding China) of the Licensed Territory. (III) If sales in the Field on a [*] basis of Generic Products in China [*] of all Generic Products and Licensed Products in China as measured at the end of a [*], then any royalties due under this Section 8.5(h) shall be [*], starting with the [*], by: (i) [*]; and (ii) [*]; provided, however, that in no event shall the royalties due under this Section 8.5(h) be [*]. For clarity, the last paragraph of Section 8.5(c) related to Generic Market Data shall apply to this Section 8.5(h)(III). (IV) Either Party may, from time to time [*] request in writing that the Parties [*] for Net Sales of the Licensed Product in China (a “[*] Notice”) and thereafter the Parties agree to meet and in good faith discuss [*] for Net Sales of the Licensed Product in China are warranted based on [*] used in determining the [*] for Net Sales of the Licensed Product in China. In the event that Takeda and Seagen are unable to agree on whether or not [*] for Net Sales of the Licensed Product in China should be made and/or [*] for Net Sales of the Licensed Product in China within [*] calendar days following the receipt by a Party of a [*] Notice, then the matter may be submitted to an independent third party to be determined through [*] as follows: (1) Designation of Arbitrator. The Parties will nominate an agreed upon arbitrator with relevant experience and expertise (an “Arbitrator”) in accordance with the rules of the American Arbitration Association (“AAA Rules”). If the Parties are unable to agree upon an Arbitrator within [*] Business Days, then Takeda and SGI will each select an arbitrator and the Parties’ two selected arbitrators will, within [*] Business Days after the selection of the second selected arbitrator, jointly select a third arbitrator, and if the two selected arbitrators are unable to agree on the selection of a third arbitrator, then such third arbitrator will be appointed in accordance with the AAA Rules (the Takeda arbitrator, the SGI arbitrator, and the selected or appointed arbitrator together the “Panel”). (2) [*]. Within [*] days after the appointment of such Arbitrator or Panel, as applicable, [*], to the Arbitrator or Panel, as applicable; provided that, in no event [*], and, further provided that, in no event [*]. The Arbitrator or Panel, as applicable, will have the right to meet with the Parties as necessary to inform the Arbitrator’s or Panel’s, as applicable, determination and to perform independent research and analysis. The Arbitrator or Panel, as applicable, will be instructed to [*] within [*] calendar days following the [*]. A decision of a Panel [*], and [*] shall be deemed to be the decision of a Panel in the event [*]. The Arbitrator or Panel, as applicable, will deliver his/her/its decision in writing. The Arbitrator or

Confidential Page 3 of 5 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Panel, as applicable, will be limited to [*]. The [*] the Arbitrator or Panel, as applicable, of [*] will be binding and conclusive upon both Parties. (3) Costs of [*]. The fees of the Arbitrator or Panel, as applicable, of any [*] pursuant to this Amendment will be borne by the Party [*] by the Arbitrator or Panel, as applicable. Each Party will otherwise bear its own fees and expenses associated with any such [*]. (V) Notwithstanding subsection (III) above and the application, if applicable, of Section 8.5(d) of the Agreement to sales of Licensed Product in China, in no event shall [*].” 3. Agreement in Effect; Amendment Termination. Except as provided for herein, all other terms and conditions with respect to royalty rates and/or payments and royalty related terms and conditions of the Agreement, including Article 8, shall apply, mutatis mutandis, to royalties paid or payable for the country of China. In the event that the Licensed Product [*], this Amendment shall [*]. 4. Entire Agreement. This Amendment sets forth the entire agreement between the Parties and shall supersede and cancel any previous agreements, negotiations, commitments and representations, written or oral, between the Parties with respect to the subject matter hereof. This Amendment may be modified only by a written agreement, addendum or amendment signed by the authorized representative of each Party. No employee of the Parties is authorized to vary, amend or supplement the terms of the Agreement or this Amendment by any oral statement or written representation that is not signed by an authorized representative of the Parties. 5. Ratification. Except to the extent inconsistent with the terms and conditions described herein, the Agreement is hereby ratified and all terms and conditions of the Agreement shall remain in full force and effect. 6. Governing Law; Disputes. This Amendment was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Amendment. This Amendment and all disputes arising out of or related to this Amendment or any breach hereof shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction. Except as provided for in the new Section 8.5(h), any dispute related to this Amendment shall be resolved in accordance with Article 14 of the Agreement. 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by electronic, e-mail delivery of a “.pdf” format data file, and such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such e-signature (through the use of eSignature platforms such as DocuSign®) or “.pdf” signature page delivered by e-mail were an original thereof. 8. Headings. Headings and captions used to introduce Sections and paragraphs of this Amendment are for convenience, only, and have no legal significance. (signatures on following page)

Confidential Page 4 of 5 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. In Witness whereof, the Parties have caused this Amendment to Collaboration Agreement to be executed, by duly authorized representatives, as indicated below. TAKEDA MANUFACTURING U.S.A., INC. SEAGEN INC. By: /s/ Pallavi Garg By: /s/ Natasha Hernday Name: Pallavi Garg Name: Natasha Hernday Title: Head-Global Oncology Products & Pipeline Strategy Title: EVP, Corp Dev & Alliance Management Date: 09-NOV-2022 | 08:40 PST Date: 08-NOV-2022 | 17:23 PST